Exhibit 10.30

SECOND AMENDMENT

SECOND AMENDMENT, dated as of August 9, 2010 (this “Amendment”), to the Credit Agreement dated as of September 5, 2008, as amended as of November 29, 2009 (the “Credit Agreement”) among Henry Schein, Inc., as borrower (the “Borrower”), the several lenders party thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and HSBC Bank USA, N.A., The Bank of New York Mellon, and UniCredit Markets and Investment Banking, acting through Bayerische Hypo- und Vereinsbank AG, New York Branch, as co-syndication agents.

RECITALS

A.           WHEREAS, the Borrower is requesting that the Lenders agree to certain amendments relating to the Credit Agreement as set forth herein; and

B.            WHEREAS, the Lenders are willing to agree to such amendments subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

1.      Defined Terms.  Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, as amended by this Amendment.

2.      Amendment to Section 8.8.  Section 8.8 of the Credit Agreement is hereby amended by:

(i) deleting the word “and” from the end of clause (iv) and substituting therefor a semicolon;

(ii) deleting the period from the end of clause (v) and substituting therefor the word “and"; and

(iii) adding the following at the end thereof:

“(vi) clauses (a) and (b) of the foregoing shall not apply to agreements governing Indebtedness not restricted by, or Indebtedness permitted under, Section 8.3 that contain restrictions no more materially restrictive, taken as a whole, than those contained in this Agreement and, in any event, in the case of any restriction subject to clause (a) above, include an exception permitting this Agreement (or any refinancing or replacement thereof permitted under such agreement) to be secured on an equal and ratable basis with any such applicable Indebtedness.”

3.      Conditions to Effectiveness. This Amendment shall become effective on the date on which the Administrative Agent shall have received this Amendment, duly executed and delivered by the Borrower and the Majority Lenders.

4.      Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by email or facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

5.      Representations and Warranties. The Borrower hereby represents and warrants to the Lenders and the Administrative Agent as follows:

(a)           The Borrower has the corporate power and authority and the legal right to execute, deliver and perform this Amendment and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment. This Amendment has been duly executed and delivered on behalf of the Borrower and constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms.

(b)           The representations and warranties of the Borrower set forth in Section 5 of the Credit Agreement as amended hereby (excluding the representations made in subsections 5.2 and 5.6 thereof) are true and correct in all material respects on and as of the date hereof as if made on and as of such date (or, if such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

6.      Fees, Costs and Expenses.  The Borrower agrees to reimburse the Administrative Agent for all reasonable, documented and invoiced fees, costs and expenses incurred by it in connection with this Amendment.

7.      Governing Law.  This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

8.      Loan Document. This Amendment shall be designated a Loan Document for all purposes of the Credit Agreement, as amended hereby, and the terms and conditions set forth therein.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

HENRY SCHEIN, INC.

By:	/s/ Ferdinand Jahnel
Name: Ferdinand Jahnel
Title: VP, Treasurer

JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender

By:	/s/ Michelle Cipriani
Name: Michelle Cipriani
Title: Vice President

HSBC Bank USA, N.A. as a Lender

By:	/s/ Christopher J. Mendelsohn
Name: Christopher J. Mendelsohn
Title: Senior Vice President

The Bank of New York Mellon as a Lender

By:	/s/ Kenneth P. Sneider, Jr.
Name: Kenneth P. Sneider, Jr.
Title: Vice President

UniCredit Bank, AG New York Branch as a Lender

By:	/s/ Kimberly Sousa
Name: Kimberly Sousa
Title: Director

By:	/s/ Ivana Albanese-Rizzo
Name: Ivana Albanese-Rizzo
Title: Managing Director

Wells Fargo Bank, N.A. as a Lender

By:	/s/ Donald Schwartz
Name: Donald Schwartz
Title: Managing Director

The Royal Bank of Scotland plc as a Lender

By:	/s/ Scott MacVicar
Name: Scott MacVicar
Title: Vice President

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Oleg Kochanov
Name: Oleg Kochanov
Title: Vice President

U.S. Bank N.A. as a Lender

By:	/s/ Gregory M. Ratliff
Name: Gregory M. Ratliff
Title: Senior Vice President

BANK OF TOKYO-MITSUBISHI UFJ TRUST COMPANY, as a Lender

By:	/s/ B. McNany
Name: B. McNany
Title: Assistant Vice President

DE LAGE LANDEN FINANCIAL SERVICES, INC. as a Lender

By:	/s/ Patrick Smith
Name: Patrick Smith
Title: General Manager

WILLIAM STREET LLC, as a Lender

By:	/s/ Mark Walton
Name: Mark Walton
Title: Authorized Signatory